AMERITAS LIFE INSURANCE CORP.
                                  ("AMERITAS")
                      AMERITAS VARIABLE SEPARATE ACCOUNT V
                              ("Separate Account")

                                  Supplement to
         OVERTURE APPLAUSE!, OVERTURE APPLAUSE! II, and OVERTURE ENCORE!
                          Prospectus Dated May 1, 2007

                        Supplement Dated January 29, 2008

The OVERTURE APPLAUSE! Policy specifies that transfers from the Fixed Account may only be made within 30 days following a Policy Anniversary.

Therefore, the fifth bullet of the Transfer Rules section of the OVERTURE APPLAUSE!, APPLAUSE! II and ENCORE! prospectus is revised to state:

o A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
    -   may be made only once each Policy Year;
    -   may be delayed up to six months;
    - for Applause!, the transfer may only be made within 30 days following a Policy Anniversary.
    - for Applause! II and Encore! Policies only, is limited during any Policy Year to the greater of:
        - 25% of the Fixed account value on the date of the transfer during that Policy Year;
        -   the greatest amount of any similar transfer out of the Fixed
            Account during the previous 13 months; or
        -   $1,000.

All other provisions of your prospectus remain as previously stated.

          Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.
                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-745-1112.